UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: August 2, 2004

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5 – Other Events

Hornbeck Offshore Services, Inc. (NYSE: HOS) announced today that its wholly-owned subsidiary, Hornbeck Offshore Transportation, LLC has exercised the second of its three fixed-price shipyard options for the construction of one additional 110,000-barrel double-hulled tank barge. The vessel, which will be constructed by Manitowoc Marine Group, is expected to be delivered during the second half of 2005. This will be the fifth vessel – the third by Manitowoc – to be constructed under the Company’s current tank barge newbuild program, which is based on a proprietary new design developed in-house by Hornbeck.

Additional information is included in the Company’s press release dated August 2, 2004, which is attached hereto as Exhibit 99.1.

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press Release, dated August 2, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: August 2, 2004	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 2, 2004

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